                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       January 21, 1999
                                                       ----------------


                         RADIANCE MEDICAL SYSTEMS, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       0-28440                 68-0328265
        --------                       -------                 ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)           Identification No.)


        13700 Alton Parkway, Suite 160, Irvine, California        92618
        --------------------------------------------------        ------
           (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code  (949) 457-9546
                                                    --------------


                                (Not Applicable)
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION  OR DISPOSITION OF ASSETS.

         On January 21, 1999, Radiance Medical Systems, Inc., Delaware corporation, formerly known as CardioVascular Dynamics, Inc. (the "Company" or "Registrant") sold substantially all of the properties and assets used exclusively in the Company's Vascular Access division to Escalon Vascular Access, Inc., a Delaware corporation and wholly owned subsidiary of Escalon Medical Corp., a California corporation (collectively, "Escalon"). The Company's Vascular Access division manufactured and distributed a vascular access system for arterial and venous localization and catherization. Under the terms of the Assets Sale and Purchase Agreement dated January 21, 1999 between the Company, Escalon Vascular Access, Inc. and Escalon Medical Corp., the Company received an initial payment of One Million One Hundred Four Thousand Four Hundred Forty Two Dollars ($1,104,442). This payment represented One Million Dollar ($1,000,000) consideration payment increased by the excess of the actual inventory transferred of Seven Hundred Four Thousand Four Hundred Forty-Two Dollars ($704,442) over the contractual estimate of Six Hundred Thousand Dollars ($600,000). The Company also will receive an additional One Million Dollars ($1,000,000) upon the completion of the transfer of the assets and technology, and royalty payments upon the sale of products for a five-year period. In addition, the Company will continue to manufacture certain products for up to 180 days.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Pro Forma Financial Information.

         UNAUDITED PRO FORMA CONDENSED COMBINED SELECTED FINANCIAL INFORMATION

         The unaudited pro forma condensed combined financial information is provided for informational purposes only and does not purport to be indicative of the future results or financial position of the Registrant (formerly named Cardiovascular Dynamics, Inc.)1 or what the results of operation or financial position would have been had the sale of the Vascular Access division been effected on the date indicated.

         The unaudited pro forma condensed combined financial information of Registrant, RMS Acquisition and Clinitec GmbH ("Clinitec") set forth below gives effect to the sale of the Vascular Access division, the RMS Acquisition and the Clinitec acquisition, under the purchase accounting method, as if the transactions had occurred as of January 1, 1997 for the sale of the Vascular Access division, as of August 15, 1997 and January 1, 1998 for RMS Acquisition and as of January 1, 1997 for Clinitec for the pro forma condensed combined statements of operations for the periods ended December 31, 1997 and September 30, 1998, respectively, and as of September 30, 1998, for the pro forma condensed combined balance sheet.


----------

1 On January 14, 1999, CardioVascular Dynamics, Inc., a Delaware corporation (now named Radiance Medical Systems, Inc.)(the "Registrant") acquired Radiance Medical Systems, Inc., a Delaware corporation ("RMS") pursuant to an Agreement and Plan of Merger, dated as of November 3, 1998 by and among the Registrant, CVD/RMS Acquisition Corp., a wholly owned subsidiary of Registrant (the "RMS Acquisition"), and RMS. The acquisition was effected by the merger (the "Merger") of RMS with and into the RMS Acquisition, with RMS Acquisition surviving the Merger. In connection with the Merger, Registrant changed its name to Radiance Medical Systems, Inc.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                               RMS
                                            REGISTRANT(A)   ACQUISITION     CLINITEC       PRO FORMA
                                              ACTUAL(B)      ACTUAL(C)      ACTUAL(D)    ADJUSTMENTS(3)        PRO FORMA
                                           --------------  ------------    ----------   ---------------       -----------
                                                                         (IN THOUSANDS)
CONSOLIDATED STATEMENT OF OPERATIONS
DATE:
Revenue:
   Sales ...............................      $ 11,332       $     --       $    301       $ (2,419)(1)         $  9,214
   License fee and other ...............                           --             --            242 (2)              242
                                              --------       --------       --------       --------             --------
Total Revenue ..........................        11,332             --            301         (2,177)               9,456
                                              --------       --------       --------       --------             --------
Costs and expenses:
  Cost of sales ........................         6,418             --            560           (937)(1)            6,041
  Research and development .............         7,041            132             --            (76)(1)(4)         7,097
  Marketing and sales ..................         6,691             --            442           (506)(1)            6,627
  General and administrative ...........         2,179             18             --           (465)(1)            1,732
                                              --------       --------       --------       --------             --------
    Total operating costs and expenses .        22,329            150          1,002         (1,984)              21,497
                                              --------       --------       --------       --------             --------
Loss from operations ...................       (10,997)          (150)          (701)          (193)             (12,041)
Other income ...........................         2,225             19             --             46 (1)(5)         2,290
                                              --------       --------       --------       --------             --------
Net loss ...............................      $ (8,772)      $   (131)      $   (701)      $   (147)            $ (9,751)
                                              ========       ========       ========       ========             ========

Basic and diluted net loss per share(6)       $  (0.96)                                                         $  (0.98)
                                              ========                                                          ========
Shares used in computing basic and
  diluted net loss per share(6) ........         9,118                                                             9,957
                                              ========                                                          ========


(a)   Radiance Medical Systems, Inc. (formerly CardioVascular Dynamics, Inc.).

(b) Although not reflected in this pro forma statement, at the date of the Merger, $3,842 was expensed for in-process research and development.

(c) Formerly Radiance Medical Systems, Inc. ("Radiance"), a development stage company, which began operations in August of 1997. On January 14, 1999, Registrant acquired all of the Common Stock of Radiance not held by Registrant. In order to present pro forma operating results as if Radiance's and Registrant's operations were combined for the year ended December 31, 1997, the operating results from Radiance's inception in August 1997 until year end are included.

(d) On July 29, 1997, Registrant acquired all of the Common Stock of its independent distributor in Germany, Clinitec. In order to present pro forma operating results as if Clinitec and Registrant's operations were combined at the beginning of the year ended December 31, 1997, the operating results for the seven months before the acquisition date are included.

(1) To exclude the operating results of the Vascular Access division from the consolidated operating results for the period.

(2) To reflect license fee income on net sales of $2,419 at a 10% royalty rate. This assumes that Escalon would have earned the same net sales level as Registrant actually did during the period.

(3) Although not reflected in this pro forma statement, the Company expects to record a gain from the sale of the Vascular Access assets of $1,154.

(4) To reflect amortization of the Radiance developed technology and identified intangible assets using lives of 3 to 7 years.

(5) To reflect reduction of interest income from cash portion of the Radiance acquisition consideration of $692 and acquisition costs of $400 and an increase in interest income from the proceeds from the sale of the Vascular Access assets at an average rate of 5.5% per annum.

(6) To reflect an increase in the weighted average shares outstanding as 91% of the Radiance acquisition consideration was paid using Registrant Common Stock at $3.33 and $3.43 per share based upon the election of the former (pre-acquisition) Radiance stockholders to convert their shares at either the average signing price or average closing price of Registrant Common
      Stock:

         9,118   Registrant shares used in computing basic and diluted net loss per share.
           839   Shares to former (pre-acquisition) Radiance stockholders,
                 assuming an August, 1997 acquisition date.
        ------
         9,957   Pro forma shares used in computing pro forma basic and diluted
        ======   net loss per share.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                 RMS
                                              REGISTRANT(a)  ACQUISITION       PRO FORMA
                                                ACTUAL(b)      ACTUAL(c)     ADJUSTMENTS(7)        PRO FORMA
                                              -------------  -----------     --------------        ---------
CONSOLIDATED STATEMENT OF OPERATIONS DATE:
Revenue:
   Sales .................................      $  7,031       $     --       $ (2,244)(1)         $  4,787
   License fee and other .................         1,605             --            224 (2)            1,829
                                                --------       --------       --------             --------
       Total revenue .....................         8,636             --         (2,020)               6,616
Costs and expenses:
   Cost of sales .........................         4,339             --         (1,086)(1)            3,253
   Research and development ..............         5,038          1,025            120 (3)(4)         6,183
   Marketing and sales ...................         3,801             --           (411)(1)            3,390
   General and administrative ............         1,855             45           (482)(1)            1,418
   Minority interest .....................           (68)            --             68 (4)               (0)
                                                --------       --------       --------             --------
       Total operating costs and expenses         14,965          1,070         (1,791)              14,244
                                                --------       --------       --------             --------
Loss from operations .....................        (6,329)        (1,070)          (229)              (7,628)
Other income .............................         1,136             44            (65)(5)            1,245
                                                --------       --------       --------             --------
Net loss .................................      $ (5,193)      $ (1,026)      $   (164)            $ (6,383)
                                                ========       ========       ========             ========

Basic and diluted net loss per share(6) ..      $  (0.59)                                          $  (0.58)
                                                ========                                           ========
Shares used in computing basic and diluted
net loss per share(6) ....................         8,857                                             11,075
                                                ========                                           ========



(a)   Radiance Medical Systems, Inc., (formerly CardioVascular Dynamics, Inc.).

(b) Although not reflected in this pro forma statement, at the date of the Merger, $3,842 was expensed for in-process research and development.

(c) Formerly Radiance Medical Systems, Inc., ("Radiance") a development stage company, which began operations in August of 1997. On January 14, 1999, Registrant acquired all of the Common Stock of Radiance not held by the Registrant. In order to present pro forma operating results as if Radiance's and Registrant's operations were combined for the nine months ended September 30, 1998, the operating results of Radiance for the same period are included.

(1) To exclude the operating results of the Vascular Access division from the consolidated operating results for the period.

(2) To reflect license fee income on net sales of $2,244 at a 10% royalty rate. This assumes that Escalon would have earned the same net sales level as Registrant actually did during the period.

(3) To reflect amortization of the Radiance developed technology and identified intangible assets using lives of 3 to 7 years.

(4) To reverse entries to record to Registrant's share of RMS Acquisition operating results at September 10, 1998, which consisted of $136 of research and development expenses and $68 in minority interests share of losses.

(5) To reflect reduction of interest income from cash portion of the Radiance acquisition consideration of $692 and acquisition costs of $400 at an average rate of 5.5% per annum.

(6) To reflect an increase in the weighted average shares outstanding as 91% of the Radiance acquisition consideration was paid using Registrant Common Stock at $3.33 and $3.43 per share based upon the election of the former (pre-acquisition) Radiance stockholders to convert their shares at either the average signing price or average closing price, respectively, of Registrant Common Stock:

          8,857     Registrant shares used in computing basic and diluted net
                    loss per share.
          2,218     Shares to former (pre-acquisition) Radiance shareholders,
                    assuming an August, 1997 acquisition date.
         ------
         11,075     Pro forma shares used in computing pro forma basic and
         ======     diluted net loss per share.

(7) Although not reflected in this pro forma statement, the Company expects to record a gain from the sale of the Vascular Access assets of $1,154.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998

                                                   REGISTRANT(a)    PRO FORMA
                                                     ACTUAL(b)    ADJUSTMENTS(1)         PRO FORMA
                                                   -------------  -------------         -----------
                                                                  (IN THOUSANDS)
ASSETS:
   Cash and cash equivalents ..................      $  3,627       $     --             $  3,627
   Marketable securities available-for-sale ...        23,301           (192)(1)(2)        23,109
   Other current assets .......................         5,161           (600)(1)            4,561
                                                     --------       --------             --------
Total current assets ..........................        32,089           (792)              31,297
Property and equipment, net ...................         1,537           (146)(1)            1,391
Goodwill and other acquired intangibles, net ..         2,288          3,771 (2)            6,059
Other assets ..................................           378             --                  378
                                                     --------       --------             --------
     Total assets .............................      $ 36,292       $  2,833             $ 39,125
                                                     ========       ========             ========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities ...........................      $  3,532       $     --             $  3,532
Minority interest .............................           910           (910)(2)               --
Stockholders' equity: .........................            --             --                   --
   Common stock ...............................            10              2 (2)               12
   Additional paid-in capital .................        60,679          7,429 (2)           68,108
   Accumulated deficit ........................       (25,014)        (3,688)(1)(2)       (28,702)
   Other stockholders' equity .................        (3,825)            --               (3,825)
                                                     --------       --------             --------
     Total stockholder's equity ...............        31,850          3,743               35,593
                                                     --------       --------             --------
     Total liabilities and stockholder's equity      $ 36,292       $  2,833             $ 39,125
                                                     ========       ========             ========

(a)   Radiance Medical Systems, Inc., (formerly CardioVascular Dynamics, Inc.).

(b) The accounts of RMS Acquisition are included in the consolidated balance sheet of Registrant at September 30, 1998.

(1) To reflect sale of the Vascular Access division to Escalon, including a $1,000 payment due and earned on the signing of the sale agreement for the rights to the related technology, current inventory of $600 and net property and equipment of $146 with estimated expenses of $100.

(2) To reflect the total purchase price of $8,523 which was paid 9% in cash, or $692, and 91% by the issuance of 2,218,000 shares of Registrant Common Stock valued at $7,431. Included in these amounts are shares of Registrant Common Stock issuable for outstanding options for former (pre-acquisition) Radiance Common Stock, which under the Merger Agreement fully vested upon the closing of the transaction and were converted into options for Registrant Common Stock. Lastly, Registrant expects to incur approximately $400 of direct transaction costs that are also treated as part of the purchase price.

The estimated total purchase price has been allocated as follows:

   Book value of minority interest in the former (pre-acquisition) Radiance .................      $   910
   Estimated fair value of developed technology and related intangible assets ...............        3,072
   Estimated fair value of acquired in-process research and development .....................        3,842
   Covenant not to compete ..................................................................        1,191
   Reclassify amounts assigned to goodwill for previous purchases of former (pre-acquisition)
   Radiance Preferred Stock .................................................................         (492)
                                                                                                   -------
   Estimated total purchase price ...........................................................      $ 8,523
                                                                                                   =======

         (c)  Exhibits.

                EXHIBIT NUMBER                        DESCRIPTION
                    2                   Assets Sale and Purchase Agreement dated
                                        January 21, 1999, by and between
                                        Radiance Medical Systems, Inc., Escalon
                                        Vascular Access, Inc. and Escalon
                                        Medical Corp. Schedules and Exhibits
                                        omitted. The Registrant shall furnish
                                        supplementally to the Securities and
                                        Exchange Commission a copy of any
                                        omitted Schedule or Exhibit upon
                                        request.

                    20                  Press Release dated January 22, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RADIANCE MEDICAL SYSTEMS, INC.



Date:  January 28, 1999                      By:   /s/ Stephen R. Kroll
                                                   -----------------------------
                                                   Stephen R. Kroll
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


                EXHIBIT NUMBER                        DESCRIPTION
                    2                   Assets Sale and Purchase Agreement dated
                                        January 21, 1999, by and between
                                        Radiance Medical Systems, Inc., Escalon
                                        Vascular Access, Inc. and Escalon
                                        Medical Corp. Schedules and Exhibits
                                        omitted. The Registrant shall furnish
                                        supplementally to the Securities and
                                        Exchange Commission a copy of any
                                        omitted Schedule or Exhibit upon
                                        request.

                    20                  Press Release dated January 22, 1999.